UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2016

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposal of Assets.

On August 22, 2016, U.S. Silica Holdings, Inc., a Delaware corporation (the “Company”), and U.S. Silica Company, a Delaware corporation and a wholly-owned subsidiary of the Company (the “Purchaser”), completed the purchase of all of the outstanding units of membership interest (the “Unit Purchase”) of Sandbox Enterprises, LLC, a Texas limited liability company (“Sandbox”), pursuant to the terms of the previously announced Membership Unit Purchase Agreement, by and among the Company, the Purchaser, Sandbox, each of the owners of membership units of Sandbox (the “Sellers”) and Sandy Creek Capital, LLC, as representative of the Sellers (the “Purchase Agreement”). The consideration paid by the Purchaser to the Sellers at the closing of the Unit Purchase consisted of $70,500,000 of cash, subject to customary post-closing adjustment, 4,195,180 shares of common stock of the Company and assumed liabilities. A portion of the cash consideration has been deposited into escrow to support the post-closing purchase price adjustment and the Sellers’ indemnification obligations. The Sellers are subject to a 60 day lock-up period from August 22, 2016 pursuant to which they are generally prohibited from selling or otherwise disposing of shares of the Company’s common stock issued as consideration in the Unit Purchase. The Company has agreed to file a shelf registration statement with the Securities and Exchange Commission to enable the Sellers to resell the shares of the Company’s common stock following the lock-up period. In addition, four of the Sellers, who also are executive officers of Sandbox, have agreed not to sell or otherwise transfer a total of 217,018 shares of the Company’s common stock prior to December 31, 2018.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

The Company intends to file any financial statements that may be required by Item 9.01(a) of Form 8-K with respect to the Unit Purchase within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(a)(4) of Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

As described under Item 1.01 above (the content of which is incorporated herein by reference), at the closing of the Unit Purchase, the Company issued 4,195,180 shares of its common stock to the Sellers. The shares were issued pursuant to the exemption from registration provided in Section 4(a)(2) and Regulation D (Rule 506(b)) under the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 8.01	Other Events.

On August 23, 2016, the Company issued a press release announcing that it had completed the Unit Purchase. A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Language Regarding Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the Unit Purchase and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of the Company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (2) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (3) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in the Company’s filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including (1) the Company’s 2015 Annual Report on Form 10-K in (a) Item 1A. Risk Factors, (b) Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Item 8. Financial Statements and Supplementary Data; and (2) the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 in (a) Part II, Other Information, Item 1A. Risk Factors, (b) Part I, Financial Information, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, Item 1. Financial Statements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The Company does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of the business acquired.

The Company intends to file any financial statements that may be required by Item 9.01(a) of Form 8-K with respect to the Unit Purchase within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(a)(4) of Form 8-K.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Unit Purchase within 71 calendar days after the date that this Form 8-K was required to be filed pursuant to Item 9.01(b)(2) of Form 8-K.

(d) Exhibits.

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated August 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2016

U.S. SILICA HOLDINGS, INC.

/s/ Christine C. Marshall
Christine C. Marshall Senior Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	U.S. Silica Holdings, Inc. press release dated August 23, 2016.